UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 2, 2022

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	2834	82-5089826
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

One Research Court, Suite 450

Rockville, Maryland 20850

(Address Of Principal Executive Offices) (Zip Code)

240-430-4212

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 2, 2022, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), in accordance with the terms of a previously disclosed underwriting agreement (the “Underwriting Agreement”) with Boustead Securities, LLC, a Delaware limited liability company (“Boustead”), closed on a firm commitment initial public offering (“IPO”) pursuant to which Boustead purchased a total of 1,225,888 units (the “Units”), with each Unit consisting of (i) one share of common stock of the Company, par value $0.00001 per share (the “Common Stock”), and (ii) one warrant (“Warrant”) to purchase one share of Common Stock, at a public offering price of $8.125 per Unit. The Warrants were exercised simultaneously with closing. In addition, in accordance with the terms of the Underwriting Agreement, the Company granted the underwriters a 45-day option to purchase up to an additional 183,883 Units at the public offering price less discounts and commissions. Boustead acted as lead underwriter and Valuable Capital, Ltd., a Hong Kong company (“Valuable”), acted as co-underwriter for the IPO. Gross proceeds, before underwriting discounts and commissions and estimated offering expenses, were $9,960,340.

The Offering was conducted pursuant to the Company’s registration statement on Form S-1, as amended from time to time (File No. 333-265429), previously filed with and subsequently declared effective by the Securities and Exchange Commission (“SEC”) on August 29, 2022. A prospectus relating to the IPO was filed with the SEC and is available on the SEC’s website at http://www.sec.gov. Electronic copies of the prospectus relating to the IPO may be obtained from Boustead Securities, LLC, 6 Venture, Suite 395, Irvine, California 92618, at 949-502-4408.

On September 6, 2022, the Company issued a press release announcing the closing. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2022

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Anatoly Dritschilo
Name:	Anatoly Dritschilo
Title:	Chief Executive Officer